SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  18 September 2014

VISION INDUSTRIES CORP.
---------------------------
(Exact name of registrant as specified in its charter)

FLORIDA	000-53315	14-1908451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2230 E. Artesia Blvd.
Long Beach, California 90805
(Address of Principal Executive Offices)

(310) 454-5658
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On 18 September 2014 Dennis P. Gauger tendered his resignation as the Company’s Chief Financial Officer (“CFO”). Mr. Gauger’s resignation is not the result of any disagreement with the Company regarding the Company’s operations, policies, or practices. The Company has not made a decision for a replacement CFO at this time but has begun pursuing candidates for the vacant position. Our Chief Executive Officer, Martin Schuermann, will assume the duties and obligations as the Company’s interim CFO until a replacement can be identified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION INDUSTRIES CORP.

By: /s/ Jerome Torresyap
Title: President
Dated: 23 September 2014